                                                                EXHIBIT 99.14(a)

INDEPENDENT AUDITORS' CONSENT

Senior High Income Portfolio, Inc.:

We consent to the use in this Registration Statement on Form N-14 of our report dated April 12, 1995 appearing in the Proxy Statement and Prospectus, which is a part of such Registration Statement, and to the reference to us under the captions "Agreement and Plan of Merger--Comparison of the Funds-- Financial Highlights" and "Experts" also appearing in such Proxy Statement and Prospectus.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 1, 1996

                                                                EXHIBIT 99.14(b)

INDEPENDENT AUDITORS' CONSENT

Senior High Income Portfolio II, Inc.:

We consent to the use in this Registration Statement on Form N-14 of our report dated October 17, 1995 appearing in the Proxy Statement and Prospectus, which is a part of such Registration Statement, and to the reference to us under the captions "Agreement and Plan of Merger--Comparison of the Funds-- Financial Highlights" and "Experts" also appearing in such Proxy Statement and Prospectus.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 1, 1996

                                                                EXHIBIT 99.14(c)

INDEPENDENT AUDITORS' CONSENT

Senior Strategic Income Fund, Inc.:

We consent to the use in this Registration Statement on Form N-14 of our report dated April 14, 1995 appearing in the Proxy Statement and Prospectus, which is a part of such Registration Statement, and to the reference to us under the captions "Agreement and Plan of Merger--Comparison of the Funds-- Financial Highlights" and "Experts" also appearing in such Proxy Statement and Prospectus.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 1, 1996

                                                                EXHIBIT 99.14(d)


INDEPENDENT AUDITORS' CONSENT

Fund Asset Management, L.P.:

We consent to the use in this Registration Statement on Form N-14 of our report dated March 23, 1995 appearing in the Proxy Statement and Prospectus, which is a part of such Registration Statement, and to the reference to us under the captions "Agreement and Plan of Merger--Comparison of the Funds--Financial Highlights" and "Experts" also appearing in such Proxy Statement and Prospectus.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
February 1, 1996